Exhibit 10.7

ASSUMPTION AGREEMENT dated as of June 25, 2010, made by SkillSoft Limited, SkillSoft Ireland Limited, CBT (Technology) Limited and Stargazer Productions, each a company organized under the laws of the Republic of Ireland, each as an additional Grantor and Guarantor (each a “Company” and, collectively, the “Companies”), in favor of Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent for (i) the Lenders party to the Credit Agreement referred to below, and (ii) the other Secured Parties (as defined in the Guarantee and Collateral Agreement (as hereinafter defined)). All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 26, 2010 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Holdings, the Borrower, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Companies) have entered into the Guarantee and Collateral Agreement dated as of February 11, 2010, as amended by the First Amendment to Guarantee and Collateral Agreement, dated as of May 26, 2010 (as further amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Credit Agreement requires each of the Companies to become a party to the Guarantee and Collateral Agreement as Grantor and Guarantor; and

WHEREAS, each of the Companies has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement as a Grantor and Guarantor;

NOW, THEREFORE, IT IS AGREED BY EACH COMPANY:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Company, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor and Guarantor thereunder with the same force and effect as if originally named therein as a Grantor and Guarantor, and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor and Guarantor thereunder. The information with respect to the Company set forth in Attachment 1 hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement, as indicated in such attachment. Subject to Section 4.13 of the Guarantee and Collateral Agreement, the Company hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

2. GOVERNING LAW.

THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned have caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

PRESENT when the Common Seal of

SKILLSOFT LIMITED

was affixed hereto:

/s/ IMELDA SHINE
Director

/s/ FERDINAND VON PRONDZYNSKI
Director / Secretary

PRESENT when the Common Seal of

SKILLSOFT IRELAND LIMITED

was affixed hereto:

/s/ IMELDA SHINE
Director

/s/ FERDINAND VON PRONDZYNSKI
Director / Secretary

PRESENT when the Common Seal of

CBT (TECHNOLOGY) LIMITED

was affixed hereto:

/s/ IMELDA SHINE
Director

/s/ FERDINAND VON PRONDZYNSKI
Director / Secretary

PRESENT when the Common Seal of

STARGAZER PRODUCTIONS

was affixed hereto:

/s/ IMELDA SHINE
Director

/s/ FERDINAND VON PRONDZYNSKI
Director / Secretary